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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): February 11, 2003


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)




           Pennsylvania                 0-21639                 23-2858652
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



                               507 Prudential Rd.
                                Horsham, PA 19044
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 441-3000
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Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.


Number   Title
------   -----

99.1     Press Release of NCO Group, Inc. dated February 11, 2003.

99.2     Transcript of NCO Group, Inc. conference call on February 12, 2003.

Item 9.  Regulation FD Disclosure.

On February 11, 2003, NCO Group, Inc. issued a press release announcing it has revised its revenue recognition on a long-term contract, reporting its results for the fourth quarter of 2002, providing restated prior results, and providing investor guidance for 2003. A copy of this press release appears as Exhibits
99.1 to this Report and is incorporated herein by reference.

On February 12, 2003, NCO Group, Inc. hosted an investor conference call to discuss items in the February 11, 2003 press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibit 99.2 to this Report and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCO Group, Inc.



                                           By: /s/ Steven L. Winokur
                                               ---------------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date: February 21, 2003